Exhibit 99.1

Mach Natural Resources LP Announces Launch of Public Offering of Common Units

OKLAHOMA CITY, Oklahoma, September 4, 2024 — Mach Natural Resources LP (NYSE: MNR) (“Mach” or the “Company”) announced today the launch of its public offering (the “Offering”) of 7,853,403 common units representing limited partner interests in Mach (the “common units”). Mach will also grant the underwriters an option to purchase up to an additional 1,178,010 common units at the public offering price, less underwriting discounts and commissions. Mach intends to use the net proceeds from the Offering to fund its two pending acquisitions of certain oil and gas assets located in the Ardmore Basin of Oklahoma and the Anadarko Basin of Kansas and Oklahoma, and for general partnership purposes which may include future acquisitions. Our common units trade on the New York Stock Exchange under the ticker symbol “MNR.”

Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Incorporated and Truist Securities, Inc. are acting as joint book-running managers for the Offering. Johnson Rice & Company L.L.C. and Stephens Inc. are serving as co-managers for the Offering. The Offering of these securities is being made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. When available, a copy of the preliminary prospectus may be obtained from any of the following sources:

Raymond James & Associates, Inc. Attention: Syndicate	Stifel, Nicolaus & Company, Incorporated Attention: Syndicate Department	Truist Securities, Inc Attention: Equity Capital Markets
880 Carillon Parkway	1 South Street, 15th Floor	3333 Peachtree Road NE, 9th Floor
St. Petersburg, Florida 33716	Baltimore, MD 21202	Atlanta, GA 30326
Telephone: (800) 248-8863	Telephone: (855) 300-7136	Telephone: (800) 685-4786
Email: prospectus@raymondjames.com	Email: syndprospectus@stifel.com	Email: truistsecurities.prospectus@truist.com

Important Information

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The registration statement may be obtained free of charge at the SEC’s website at www.sec.gov under “Mach Natural Resources LP.” This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

FOR FURTHER INFORMATION, PLEASE CONTACT:

Mach Natural Resources LP

Investor Relations Contact: ir@machnr.com

About Mach Natural Resources LP

Mach Natural Resources LP is an independent upstream oil and gas Company focused on the acquisition, development and production of oil, natural gas and NGL reserves in the Anadarko Basin region of Western Oklahoma, Southern Kansas and the panhandle of Texas.

Cautionary Note Regarding Forward-Looking Statements

This release contains statements that express Mach’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. All statements, other than statements of historical fact included in this release regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements, including, but not limited to, statements regarding the size of the Offering and our ability to complete the Offering. When used in this release, words such as “may,” “assume,” “forecast,” “could,” “should,” “will,” “plan,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “budget” and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current belief, based on currently available information as to the outcome and timing of future events at the time such statement was made. Such statements are subject to a number of assumptions, risk and uncertainties, many of which are beyond the control of Mach, including prevailing market conditions and other factors. Please read Mach’s filings with the SEC, including “Risk Factors” in Mach’s Annual Report on Form 10-K, which is on file with the SEC, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements.

As a result, these forward-looking statements are not a guarantee of our performance, and you should not place undue reliance on such statements. Any forward-looking statement speaks only as of the date on which such statement is made, and Mach undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.